CR

CLIPPER REALTY

Investor Presentation

June 2021

Forward-Looking Statements

All statements other than statements of historical fact included in this presentation for Clipper Realty Inc. (the "Company") regarding the Company's financial position, business strategy and the plans, objectives, expectations, or assumptions of management for future operations, are forward-looking statements. When used in this presentation, words such as "may," "will," "should," "could," "expect," "anticipate," "believe," "estimate," "project," "predict," "believe," "expect," "intend," "continue," "potential," "plan," "goal" or other words that convey the uncertainty of future events or outcomes are intended to identify forward-looking statements, which are generally not historical in nature. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in such statements.

These risks, contingencies and uncertainties include, but are not limited to, the following:
- the effect of the ongoing novel strain of coronavirus ("COVID-19") pandemic, and measures intended to curb its spread, including its effect on our tenants' ability or willingness to pay rents and on demand for housing in the New York metropolitan area;
- the severe economic, market and other disruptions worldwide caused, and likely to continue to be caused, by the COVID 19 pandemic;
- market and economic conditions affecting occupancy levels, rental rates, the overall market value of our properties, our access to capital and the cost of capital and our ability to refinance indebtedness;
- economic or regulatory developments in New York City;
- the single government tenant in our commercial buildings may suffer financial difficulty;
- changes in rent stabilization regulations or claims by tenants in rent-stabilized units that their rents exceed specified maximum amounts under current regulations;
- our ability to control operating costs to the degree anticipated;
- the risk of damage to our properties, including from severe weather, natural disasters, climate change and terrorist attacks;
- risks related to financing, cost overruns and fluctuations in occupancy rates and rents resulting from development or redevelopment activities and the risk that we may not be able to pursue or complete development or redevelopment activities or that such development or redevelopment activities may not be profitable;
- concessions or significant capital expenditures that may be required to attract and retain tenants;
- the relative illiquidity of real estate investments;
- competition affecting our ability to engage in investment and development opportunities or attract or retain tenants;
- unknown or contingent liabilities in properties acquired in formative and future transactions;
- the possible effects of departure of key personnel in our management team on our investment opportunities and relationships with lenders and prospective business partners;
- conflicts of interest faced by members of management relating to the acquisition of assets and the development of properties, which may not be resolved in our favor;
- a transfer of a controlling interest in any of our properties may obligate us to pay transfer tax based on the fair market value of the real property transferred; and
- other risks and risk factors or uncertainties identified from time to time in our filings with the Securities and Exchange Commission ("SEC").

Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained in the Company's filings with the SEC, including the "Risk Factors" section of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, the Company's Annual Report on Form 10-K for the year ended December 31, 2020, and other reports filed from time to time with the SEC. Clipper Realty Inc. undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise.

Investment Highlights

Only Pure-Play New York City Area REIT

Focus on stable multifamily asset class poised to take advantage of COVID-19 Pandemic Recovery

Portfolio with Significant Upside Potential

Acquire high-quality, diverse New York City real estate at a discount to private market value, with opportunities to re-develop and lease up

Strong Expected NOI Growth

Embedded rent growth as existing below-market rents reach current market and effects of COVID-19 pandemic diminish across the portfolio

Proven Track Record of Value Creation

Efficient, internally managed platform led by management team with 70+ years of experience in the challenging New York City environment

High-Quality Management Team with Aligned Interests

Founders own 67% of the company, with significant public company experience and deep relationships that drive first look at many NYC multifamily opportunities

Attractive Current Portfolio – 66 Buildings, 3.3mm Leasable Square Feet

- ~~**Multifamily – 95% leased – Recent lease rates trending higher as pandemic effects wane**~~
- **Office – 100% leased to New York City**
  - *Flatbush Gardens* – low-cost option in Brooklyn, delivering steady growth; substantial renovation; recent new free market leases made at $33 psf vs $25 psf average
  - *Tribeca House* – below-market residential rents in downtown Manhattan; fully renovated; recent new leases moving from $62 psf average toward $70 psf average
  - *141 Livingston / 250 Livingston* – value-add, office lease extensions successfully executed / potential residential conversion
  - *Aspen* – transitioning uptown Manhattan neighborhood benefiting from Second Avenue subway
  - *Clover House* – brought online mid-2019 and quickly stabilized; exceptional demand in iconic Brooklyn Heights neighborhood
  - *10 West 65th Street* – prime residential location near Central Park and Lincoln Center on Manhattan's Upper West Side

Property	Submarket	Leasable Square Feet	Percent Leased (1)	Annual Base Rental Revenue ($ mm) (1)
Multifamily				
Flatbush Gardens complex (59 bldgs)	Brooklyn	1,749,405	93.7%	$40.9
Tribeca House	Manhattan	482,816	96.5%	27.8
Aspen	Manhattan	165,542	95.7%	5.4
10 West 65th Street	Manhattan	75,678	96.3%	3.2
250 Livingston Street	Brooklyn	26,819	97.2%	1.2
Clover House	Brooklyn	102,131	98.1%	6.1
Total Multifamily		**2,602,391**	**94.6%**	**$84.6**
Office				
141 Livingston Street	Brooklyn	206,084	100.0%	$12.8
250 Livingston Street	Brooklyn	342,496	100.0%	15.2
Total Office		**548,580**	**100.0%**	**$28.0**
Retail				
Tribeca House (retail)	Manhattan	53,036	69.0%	$2.1
Tribeca House (parking)	Manhattan	24,200	100.0%	1.2
141 Livingston Street (parking/other)	Brooklyn	10,084	100.0%	0.5
250 Livingston Street (retail)	Brooklyn	990	100.0%	0.1
250 Livingston Street (parking)	Brooklyn	-	-	0.2
Aspen (retail)	Manhattan	21,060	92.4%	0.8
Aspen (parking)	Manhattan	-	-	0.2
Total Retail		**109,370**	**83.5%**	**$5.1**
Total Operating Portfolio		**3,260,341**	**95.2%**	**$117.7**
Real Estate Under Development				
1010 Pacific Street	Brooklyn	118,994 (2)		

(1) As of March 31, 2021
(2) Land purchased on November 8, 2019; square feet based on management's development estimate

Annual Base Rental Revenue by Property Type



Multifamily
Office
Retail
24%
72%
4%

Annual Base Rental Revenue by Geography



Brooklyn
Manhattan
65%
35%

Liquidity and COVID-19 Update

Refinancings in the Last Year Have Significantly Enhanced Liquidity
Covid-19 Effects are Diminishing

CR

Strong Liquidity Position, Flatbush Gardens and 141 Livingston St Properties Refinanced in Last Year

- Two properties refinanced in the last year - $88mm of free cash at March 31, 2021
  - 141 Livingston property –
    - Refinanced in March 2021 from $74 mm to $100mm based on August 2020 lease renewal from $40 psf to $50 psf.
    - 3.21% due 2031
  - Flatbush Gardens
    - Refinanced in May 2020 from $246 mm to $329 mm, generating $78 mm in cash
    - 3.125% due 2032
- 250 Livingston office property
  - In place annual rent increased from $8 mm to $15 mm in August 2020 adding $5.0 mm annual NOI initially
  - Mortgage of $125 mm due 2029
- Debt profile well-positioned for long term
  - Portfolio financed on asset-by-asset basis
  - Debt is non-recourse and is not cross-collateralized
  - No debt maturities on any operating properties until November 2027

COVID-19 Operations Update

- Properties are returning to normal as vaccinations cover a majority of tenants and tenants return to office for their work
- Safety of tenants and employees was highest priority; risks rapidly diminishing
- Kept properties open and operating, providing regular services to tenants
- Kept compliant with state and local shelter-in-place orders; orders soon to be reduced
- Utilized technology to limit in-person contact
  - Essential maintenance, resident services, leasing
- Business remained durable
  - Portfolio is 95% leased; increasing from a low point September 2020
  - April 2021 rent collections were 96% of March 2020 collections (prior to impact of COVID-19)

Well-Positioned Portfolio – Brooklyn and Manhattan

Centrally Managed, Diverse Portfolio



Aspen
10 West 65th Street
Tribeca House
Clover House
141 Livingston Street
250 Livingston Street
1010 Pacific Street (to come)
Flatbush Gardens
Headquarters
MANHATTAN
BROOKLYN
West New York
Union City
Weehawken
Hoboken



Bronx
Manhattan
LaGuardia Airport
Queens
Brooklyn
John F. Kennedy International Airport

New York City Real Estate Fundamentals Recovering

Occupancy and Rent Levels Increasing

- New York City reopening is accelerating
- COVID-19 vaccinations becoming widespread
- Brooklyn office market continues to perform as firms look outside Manhattan in search of more affordable spaces
- Lack of available land for development limits prospects of significant supply growth
- Replacement cost can be extremely high
- Longer-term gentrification shift driving people to urban areas likely to resume
  - NYC is largest renter population in the U.S.
  - Professional workers returning to offices


High Demand
+
Limited Supply
+
Significant Barriers to Entry
Increasing Rents Over Time

Source: Industry research

Portfolio with Significant Upside Potential

Property	% of Portfolio [1]	Potential Upside Drivers
Flatbush Gardens	35%	• Renovated, in-demand apartment complex in gentrifying neighborhood • Rents below market of $30+ PSF; recent new leases are above $33 psf • FAR expansion – later stages of approval process to potentially increase original 500,000 sq. ft. FAR amount [2]
Tribeca House	26%	• Residential currently 20% below market ($62 PSF vs. ~$70+ PSF market); retail at discount to market • Rents and occupancy recovering from pre-COVID-19 effects; occupancy is 97% at March 31, 2021 • Purchased at half the value of potential condo conversion ($998 PSF vs. $2,000+ PSF)
Downtown Brooklyn Assets	25%	• **250 Livingston Street (14%)** - Lease renewed with New York City in August 2020 - Encompassed 342,496 remeasured square feet at initial blended $43.62 rent PSF (vs. 206,084 square feet at blended $27.71 rent PSF) - Initially added approximately $5.0 mm to property's annual NOI • **141 Livingston Street (11%)** - Lease to NYC increased to $50 PSF from $40 PSF in January 2021 - Added $2.6 mm to annual NOI
Aspen	5%	• Well-located in transitioning neighborhood just north of Manhattan's Yorkville section • Proximity to Second Avenue Subway stop at 96th Street driving rents and tenant profile • Free-market rents ~10-15% below market ($40 PSF vs. $50+ PSF market)
Clover House	5%	• Renovated and brought online mid-2019; stabilized in three months • Highly desirable location in iconic Brooklyn Heights neighborhood, near public transportation and bridges • 158 free-market apartments with full amenities
10 West 65th Street	3%	• Prime residential location steps from Central Park, plus 53,000 sq. ft. of air rights • Recent milestones: - Brought online 11 free-market apartments following renovation - Completed repositioning and re-leasing of 40 apartments previously utilized as dormitory units

(1) Based on Annual Base Rental Revenue
(2) Subject to various regulations and approvals

Flatbush Gardens

Rising Rents, Improving Tenant Credit Profile, High Demand, Additional FAR

2,493 rent-stabilized apartments in 59 buildings on 21 acres in East Flatbush, Brooklyn

- Acquired October 2005
  - Deeply distressed asset at purchase
  - Reduced 8,000+ NYC housing violations to several hundred
- A low-cost option for housing in New York City
- Transformation of Brooklyn has reached East Flatbush
- Currently 93.7% leased (1) – little inventory to accommodate current demand
- Tenant credit profile has improved
- Completed major capex projects
  - Terrace, additional security cameras and lighting, laundry rooms and mailboxes for each building, refurbished basements
- Potential increased FAR: later stages of approval process for ULURP application submitted to City regarding plan that could add substantially more FAR than original 500,000 sq. ft. available amount (2)
- Attractive financing one year ago– $329mm, 12-year mortgage due 2032; 3.125% and interest-only for first seven years; initially reduced annual debt service by $3.0mm; added $78mm to cash position (before reserves)







(1) As of March 31, 2021
(2) Subject to various regulations and approvals

Flatbush Gardens

Powerful Rental Trends Illustrate Real-Time Effect of Recent Asset Repositioning Through Pandemic


Rent PSF (1)
89% Growth
$30.00
$25.00
$20.00
$15.00
$10.00
$13.25
$18.88
$19.69
$20.63
$21.24
$22.47
$23.77
$24.61
$25.06
$25.07
At Acquisition
2013
2014
2015
2016
2017
2018
2019
2020
3/31/2021

(1) Figures represent metric at end of respective period

Tribeca House – Multifamily / Retail

Trophy Rental Asset with Below-Market Rents Recovering from COVID-19 Pandemic

Two buildings - 506 apartments, plus retail tenants occupying approximately 77,000 sq. ft.

- Purchased December 2014 – off-market deal of an under-managed asset
  - Purchased at less than half the value of potential condo conversion ($998 PSF vs. $2,000+ PSF)
  - Residential rent was $61 PSF vs market ~$80 PSF; occupancy was 80%; commercial rent was $48 PSF
- Re-branded as Tribeca House and completed major upgrade to building and units
- Attractive financing – $360mm, 10-year loan due 2028 at 4.506%, interest-only for entire term
- Occupancy has recovered to pre-COVID 19 levels at 97%
- Rent levels anticipated to recover to pre-COVID 19 levels as restrictions ease, vaccines proliferate and professionals move back to offices


53 Park Place


50 Murray Street


53 Park Place
50 Murray Street
Chambers St
Murray Street
Park Row
World Trade Center

(1) As of March 31, 2021

Downtown Brooklyn Office – 141 Livingston and 250 Livingston

Favorable Supply/Demand Dynamics and Strong Downtown Market Provide Significant Optionality

Two buildings - approximately 549,000 sq. ft. of office space and 27,000 sq. ft. of residential space

- One of the strongest transformative markets in the U.S.
  - Barclays Center reinvigorated Downtown Brooklyn and brought significant amount of people and awareness to the area
  - Tech triangle rooted itself in Downtown Brooklyn, creating high demand for office space
- 141 Livingston: 100% leased to New York City at $50 PSF; increased from $40 PSF beginning 2021
- 250 Livingston office: 100% leased to New York City at $43.62 PSF over 342,496 sq ft remeasured; increased from $27.71 PSF over 294,144 sq ft beginning August 2020
  - Renewal has ten-year term with one-time termination options at end of fifth and seventh years
  - Initially added approximately $5.0mm to property's annual NOI beginning August 2020
- 250 Livingston residential: converted top four floors to 36 rental apartments ($46 PSF)
- Attractive 250 Livingston financing – $125mm, 10-year loan due 2029 at 3.63%, interest-only for entire term


141 Livingston Street


250 Livingston Street


VINEGAR HILL
Brooklyn Navy Yard Development...
Flushing Ave
Park Ave
BROOKLYN HEIGHTS
One MetroTech Center
Fort Greene Park
Dekalb Ave
Lafayette Ave
BEDFORD-STUYV
Atlantic Ave
Court St
Smith St
Gates Ave
Barclays Center
3rd Ave
4th Ave
5th Ave
Fulton St
CARROLL GARDENS
Union St
ED HOOK
3rd St
BROOKLYN
GOWANUS
Brooklyn Children's Museum
9th St
Brooklyn Museum

Aspen

Well-Located, Modern Property in Transitioning East Side Manhattan Neighborhood

Block-front building – approximately 187,000 sq. ft., 232 apartments, ground-floor retail and indoor parking

- Purchased June 2016 for $103mm; opened 2004
- 1st Avenue between 100th and 101st Streets
- Steps from Second Avenue Subway stop at 96th Street
  - Subway line transformational for Upper East Side
  - Elevating neighborhood appeal
  - Driving apartment demand and rent growth
- Apartments currently 96% leased at average $35 PSF (1)
  - 45% of units subject to low- and middle-income restrictions
  - Remainder of building currently leased at $45 PSF
- Retail space occupied at average $40 PSF (1)
- Accretive financing – $70mm, 12-year mortgage due 2028 at 3.68%




Aspen
103 St
96 St
96 St
86 St
4-5-6
86 St
UPPER EAST SIDE
77 St
72 St
68 St Hunter College
Lexington Av/63 St
Lexington Av/59 St
Roosevelt Island
ROOSEVELT ISLAND
ATTAN
METROPOLITAN MUSEUM OF ART
LEXINGTON AV
MADISON AV
FIFTH AV
YORK AV

(1) As of March 31, 2021

Clover House

Prime Location in a Historic Neighborhood



Residential building – approximately 102,000 sq. ft. and indoor parking garage

- Purchased May 2017 for $87.5mm, in vacant condition
- Located in iconic Brooklyn Heights neighborhood
  - Near Brooklyn Promenade, Brooklyn Bridge, numerous subway/bus stops and Brooklyn-Queens Expressway
  - Unobstructed rooftop views of Lower Manhattan
- Renovated and brought online at end of July 2019
  - 158 well-appointed studios, 1BRs and 2BRs
  - Rooftop terrace, fitness center, landscaped courtyard
  - 68 indoor parking spots
- Reached stabilization in 2019 following three-month lease-up period; currently 98.1% leased at average $63 PSF [(1)]
- Attractive recent financing – $82mm, ten-year mortgage due 2029 at 3.53%, interest-only for entire term





(1) As of March 31, 2021

10 West 65th Street

Steps from Central Park

Residential building – approximately 76,000 sq. ft., plus 53,000 square feet of air rights

- Purchased October 2017 for $79mm
- 6-story residential complex with 82 apartments, plus approximately 53,000 sq. ft. of air rights
- Located near Central Park and Lincoln Center in Upper West Side submarket of Manhattan
- 2019 Milestones:
  - Brought online 11 free-market apartments following renovation
  - Completed repositioning and re-leasing of 40 apartments previously leased to Touro College as dormitory units
- Apartments currently 96% leased at average $44 PSF (1)
  - Unit mix approximately 80% free-market, 20% rent-stabilized
- Attractive financing – $34.4mm, 10-year mortgage due 2027 at 3.375% for first five years







(1) As of March 31, 2021

1010 Pacific Street

Residential Redevelopment

Prospect Heights neighborhood of Brooklyn, close proximity to Barclays Center / Atlantic Terminal

- Land purchased November 2019 for $31mm
- Plan to redevelop as a nine-story, fully amenitized residential rental building
  - Approximately 119,000 rentable square feet, plus indoor parking
- Expected to have 175 total units – 70% free-market, 30% affordable
  - Eligible for a thirty-five year 421(a) tax abatement due to affordable component
- Filed plans for the building; completing associated regulatory processes
- Estimated two-year construction period


STUDIOSC

Proven Access to Accretive Growth Opportunities

Opportunistic, Off-Market Acquisitions, Capability to Close

- As a long-term owner and operator, the Company is highly regarded in the New York City real estate industry
- Reputation among broker community for moving expeditiously and being a reliable counterparty
- Deep relationships with lenders given extensive deal history and proven ability to perform
- Numerous prior off-market acquisitions
- Demonstrated capability to close, often in complicated situations
- Opportunistic approach – comfortable undertaking larger, longer-term projects with attractive return characteristics


Tribeca House - rooftop


Aspen


Flatbush Gardens

Fully Integrated, Internally Managed Platform

- 198 employees
- Internal capabilities include acquisitions, accounting, finance, leasing, property management and renovation / construction
- Efficient, cohesive operation
- Significant experience managing complex assets



David Bistricer
Co-Chairman of the Board & Chief Executive Officer
Sam Levinson
Co-Chairman of the Board & Head of Investment Committee
Lawrence Kreider
Chief Financial Officer
JJ Bistricer
Chief Operating Officer
Jacob Schwimmer
Chief Property Management Officer
Finance / Accounting
IT / Legal / Insurance
Property Acquisitions
Property Leasing
Design / Permitting / Renovation / Construction

Acquire, reposition and operate complex assets in transitional neighborhoods

Management

Expert in New York City Real Estate Investing and Operations

		Years of Real Estate Experience	Background
	**David Bistricer** Co-Chairman, Chief Executive Officer	**42**	• Real estate investment career focused on New York City • Successfully bought and sold the Sony Building • Co-Chairman, Coleman Cable, Inc. *(Nasdaq: CCIX)* from 1999–2011
	**Sam Levinson** Co-Chairman, Head of Investment Committee	**21**	• Founder and President, Trapeze Inc., a real estate investment company • Chief Investment Officer, Glick Family Investments • Non-Executive Director, Canary Wharf Group *(LON: CWGI)* / Songbird Estates plc *(LON: SBD)* from 2004 until its sale in 2015 • Non-Executive Director, Dynasty Financial Partners since 2011
	**Lawrence Kreider** Chief Financial Officer	**21**	• CFO, Clipper Realty Inc. *(NYSE: CLPR)* from 2014–2019 • CFO, Cedar Realty Trust *(NYSE: CDR)* from 2007–2011 • CFO, Affordable Residential Communities from 2001–2007 • Controller and CAO of Revlon Inc. and MacAndrews & Forbes • Coopers & Lybrand, now Price Waterhouse Coopers
	**JJ Bistricer** Chief Operating Officer	**16**	• Responsible for all leasing, acquisitions, design, permitting, construction and renovation at Clipper Realty • Led numerous successful, large-scale conversion, renovation and transformation projects, including Flatbush Gardens, Tribeca House, 141 Livingston, 250 Livingston and Clover House

Seasoned Board of Directors

Strong Corporate Governance, Real Estate Expertise, Public Company Experience

		Years of Real Estate Experience	Background
	**Howard Lorber**	**30+**	• Chairman, Douglas Elliman, largest residential broker in New York • President, CEO & Director, Vector Group Ltd. *(NYSE: VGR)* • Vice Chairman, Ladenburg Thalmann Financial Services *(NYSE: LTS)* • Chairman, Nathan's Famous *(Nasdaq: NATH)* • Former Chairman, Morgans Hotel Group Co. *(Nasdaq: MHGC)* • Director, United Capital Corp. • Trustee, Long Island University
	**Robert Ivanhoe**	**30+**	• Chairman, Global Real Estate Practice at Greenberg Traurig • Co-Chairman, REIT group at Greenberg Traurig • Extensive professional and community involvement, including The Real Estate Roundtable, Bloomberg BNA, Albert Einstein College of Medicine, and Urban Land Institute
	**Robert Verrone**	**25+**	• Principal owner, Iron Hound Management • Former Co-Head, Wachovia's Real Estate Group • Began career at Bear Stearns, spending several years in the Commercial Real Estate Group

Seasoned Board of Directors (cont'd)

Strong Corporate Governance, Real Estate Expertise, Public Company Experience

		Years of Experience	Background
	**Richard Burger**	**40+**	• Former CFO, Coleman Cable, Inc. • Former CEO and President, Burns Aerospace Corp.
	**Harmon Spolan**	**40+**	• Of counsel, Cozen O'Connor law firm; former Chairman, Financial Services Practice Group • Former President, Jefferson Bank • Director, American European Insurance Group

Current Capitalization

Net Debt and Enterprise Value ($ mm, except as noted)	
Net Debt	
Total Debt [1]	$1,104.5
Less: Cash [1]	(106.2)
Net Debt	**$998.3**
Enterprise Value	
Diluted Shares Outstanding (mm)	44.1
Price per Share [2]	$7.97
Equity Market Capitalization	**$351.5**
Plus: Total Debt	1,104.5
Less: Cash	(106.2)
Enterprise Value	**$1,349.8**
Dividend Yield (@ $0.095/share quarterly dividend) [2]	**4.8%**

(1) Debt and cash figures as of March 31, 2021
(2) Based on closing price as of May 27, 2021

Investment Highlights

Only Pure-Play New York City Area REIT

Focus on stable multifamily asset class poised to take advantage of COVID-19 Pandemic Recovery

Portfolio with Significant Upside Potential

Acquire high-quality, diverse New York City real estate at a discount to private market value, with opportunities to re-develop and lease up

Strong Expected NOI Growth

Embedded rent growth as existing below-market rents reach current market and effects of COVID-19 pandemic diminish across the portfolio

Proven Track Record of Value Creation

Efficient, internally managed platform led by management team with 70+ years of experience in the challenging New York City environment

High-Quality Management Team with Aligned Interests

Founders own 67% of the company, with significant public company experience and deep relationships that drive first look at many NYC multifamily opportunities